SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 25, 2008
(Date of Earliest Event Reported)
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13696

Ohio	31-1056105

(State of Incorporation)	(I.R.S. Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-99

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2008 Annual Meeting held on April 25, 2008, the shareholders of Cincinnati Bell Inc. (the “Company”) adopted amendments replacing Article Fifth of the Company’s Amended Articles of Incorporation and amendments adding new Sections 2 and 3 to Article II of the Company’s Amended Regulations (and renumbering the remaining sections of Article II accordingly), all of which had been proposed by the Company’s Board of Directors. These amendments (i) declassify the Board of Directors, (ii) require the annual election of directors, (iii) require a majority vote for the election of a director and (iv) address the process if an incumbent director standing for re-election fails to receive the required majority vote. The Board of Directors will transition as follows: (a) current directors, including those elected to three-year terms at the 2008 Annual Meeting, will continue to serve the remainder of their elected terms; and (b) starting with the 2009 Annual Meeting, directors will be elected annually, so that by the 2011 Annual Meeting, all directors will be elected annually.
After the amendment to Article Fifth to the Company’s Amended Articles of Incorporation became effective, the Company, as permitted by Ohio law, amended and restated its Articles of Incorporation. The text of the Amended and Restated Articles of Incorporation of the Company is filed with this Current Report on Form 8-K as Exhibit 3.1.
The amendment to Article II to the Company’s Amended Regulations is included in the Company’s Amended and Restated Regulations, effective as of April 24, 2008, and the Amended and Restated Regulations are filed with this Current Report on Form 8-K as Exhibit 3.2.
Item 8.01 Other Events.
In addition to the matters described in Item 5.03 above, at the 2008 Annual Meeting, the shareholders also (i) elected John F. Cassidy, Robert W. Mahoney and Daniel J. Meyer as directors in Class III, (ii) elected Bruce L. Byrnes as a director in Class I, and (iii) ratified the appointment of Deloitte & Touche as the independent registered public accounting firm to audit the Company’s financial statements for the year 2008. The Company issued a press release in connection with the 2008 Annual Meeting on April 25, 2008, which is filed with this Current Report on Form 8-K as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
3.1	Amended and Restated Articles of Incorporation of Cincinnati Bell Inc.

3.2	Amended and Restated Regulations of Cincinnati Bell Inc.

99	Press Release dated April 25, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

Date: April 30, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Cincinnati Bell Inc.

3.2	Amended and Restated Regulations of Cincinnati Bell Inc.

99	Press Release dated April 25, 2008